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                                   EXHIBIT 10

                         CONSENT OF INDEPENDENT AUDITORS



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                                        2

                         Consent of Independent Auditors

We consent to the references to our firm under the captions "Financial Statements" in the Prospectuses and Statements of Additional Information, and "Independent Auditors" and to the use of our reports (1) dated January 31, 2003 with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the contract owners of the Advisor's Edge Variable Annuity, (2) dated January 31, 2003 with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the contract owners of the Advisor's Edge Select Variable Annuity and (3) dated February 14, 2003 with respect to the statutory-basis financial statements and schedules of Peoples Benefit Life Insurance Company included in Post-Effective Amendment No. 19 to the Registration Statement (Form N-4 No. 33-80958) and related Prospectuses of the Advisor's Edge Variable Annuity and Advisor's Edge Select Variable Annuity.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
April 25, 2003